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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 31, 2000, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-86488, 33-88186, 333-1440, 333-11823, and 333-63741.

                                                  Arthur Andersen LLP

Chicago, Illinois
March 21, 2000